SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 16, 1996
                        (Date of earliest event reported)


                       NEW ENGLAND COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                    0-14550                    06-1116165
           (Commission File Number) (IRS Employer Identification No.)


        POST OFFICE BOX 130, OLD WINDSOR MALL, WINDSOR, CONNECTICUT 06095
                    (Address of principal executive offices)

                                 (860) 683-4612
              (Registrant's telephone number, including area code)

Form 8-K, Current Report
New England Community Bancorp, Inc.
Commission File No. 0-14550

    Item 5.       Other Events.

                  a.)      RETIREMENT OF SECRETARY AND DIRECTOR

                  The Board of Directors of New England Community Bancorp, Inc. ("NECB") accepted the retirement of John A. Coccomo, Sr. effective January 16, 1997, as a Director of NECB. Mr. Coccomo also retired as a director of NECB's wholly-owned subsidiary, New England Bank & Trust Company ("NEBT") and as Secretary of NEBT and NECB, respectively. Attached as Exhibit 17 is a facsimile copy of the letter of retirement from Mr. Coccomo to David A. Lentini, President and CEO of NECB.

                  b.)      APPOINTMENT OF SECRETARY

                  The Board of Directors appointed Angelina J. McGillvray as Secretary of NECB. Ms. McGillivray currently serves as Director of NECB and NEBT.

                  c.)      PRESS RELEASE

                  Attached as Exhibit 99 hereto is the text of a press release issued on January 21, 1997 by NECB regarding the retirement of Mr. Coccomo and the appointment of Ms. McGillvray to serve as Secretary of NECB.

    Item 7.      Financial  Statements,  Pro Forma  Financial  Information  and
Exhibits

                  c.)      Exhibits

                           17.      Letter of Retirement

                           99.      Press Release


Date:  January 22, 1997                   NEW ENGLAND COMMUNITY BANCORP, INC.
                                          -----------------------------------

                                     By:  /s/ Anson C. Hall
                                         --------------------------
                                          Anson C. Hall
                                          Vice President and Treasurer

                                   Page 2 of 4